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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

                       Date of Report: NOVEMBER 30, 1995


                                ASHWORTH, INC.
            (Exact name of registrant as specified in its charter)

    DELAWARE                        0-18553                    84-1052000
(State or other                   (Commission                (I.R.S. Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)

                  2791 LOKER AVENUE WEST, CARLSBAD, CA 92008
                   (Address of principal executive offices)

Registrant's telephone number:  619/438-6610

Item 5. KENT COYKENDALL, VICE PRESIDENT OF OPERATIONS, RESIGNED EFFECTIVE NOVEMBER 30, 1995, TO PURSUE OTHER INTERESTS. THE COMPANY HAS NO IMMEDIATE PLANS TO FILL THE VACANCY.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASHWORTH, INC.

Date:  NOVEMBER 30, 1995               BY:   /S/  RICHARD H. WERSCHKUL
                                           ------------------------------------
                                           Richard H. Werschkul, President and
                                           Chief Executive Officer